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                                                                    EXHIBIT 23.1
                                                                      (Form S-8)





                        Consent of KPMG Peat Marwick LLP





The Board of Directors
The Oilgear Company:

We consent to the use of our reports incorporated herein by reference.


KPMG PEAT MARWICK LLP




Milwaukee, Wisconsin
May 1, 1995